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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (date of earliest event reported): June 1,1998



                             MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                    0-22154                       52-1469385
(State of Incorporation)            (Commission File Number)         (I.R.S. Employer
                                                                   Identification Number)



2115 EAST JEFFERSON STREET
ROCKVILLE, MARYLAND                                               20852
(Address of principal executive offices                         (Zip Code)


                               (301) 984-5000
            (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

      On Monday, June 1, 1998, the Company issued a press release announcing that it had entered into a definitive merger agreement to acquire Los Altos, California-based TYECIN Systems, Inc. A copy of the press release is attached hereto and incorporated herein by reference.




ITEM 7.           EXHIBITS

Exhibit Number

      99.3        Press Release dated June 1, 1998.



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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Manugistics Group, Inc.


Date: June 1, 1998                  By: /s/ Peter Q. Repetti
                                        --------------------

                                    Peter Q. Repetti

                                    Senior Vice President and Chief Financial
                                    Officer
                                    (Principal Financial Officer and Chief
                                      Accounting Officer)



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION

99.3                                      Press Release dated June 1, 1998